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                                                                  Exhibit 10.8

                 AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


         This STOCKHOLDERS AGREEMENT (this "Agreement") is made and entered into as of December 28, 1999, and amended and restated March 17, 2000, effective as of December 28, 1999, by and among MEDCENTERDIRECT.COM, INC., a Delaware corporation (the "Company"), and the individuals and entities set forth on the signature page below (individually, a "Stockholder" and collectively, the "Stockholders").


                                 R E C I T A L S

         WHEREAS, the Stockholders owning one hundred percent (100%) of the outstanding shares of the $0.001 par value common stock ("Company Common Stock," and a holder thereof sometimes referred to as a "Common Stockholder") and one hundred percent (100%) of the $.001 par value preferred stock ("Company Preferred Stock," and a holder thereof sometimes referred to as a "Preferred Stockholder") of the Company (the Company Common Stock and the Company Preferred Stock being sometimes collectively referred to as the "Shares") desire to enter into this Agreement to provide for continuity in the management and policies of the Company and to make provisions with respect to the ownership, transfer or other disposition of the Shares.

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto, intending to be legally bound hereby, agree as follows:

1. AUTHORIZATION. Each Stockholder hereby represents and warrants to the Company and to each other that (a) such Stockholder has full power and authority to execute, to deliver and to perform such Stockholder's obligations under this Agreement; and (b) the execution and delivery of this Agreement has been duly and validly authorized, and all necessary action has been taken to make this Agreement a valid and binding obligation of such Stockholder, enforceable in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered a proceeding in equity or at law).

2. CERTAIN COVENANTS OF THE COMPANY. When it is first legally required to do so, the Company will register the Company Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), will keep such registration effective and will timely file such information, documents and reports as the Securities and Exchange Commission (the "Commission") may require or prescribe under Section 13 of the Exchange Act, including the rules of the Commission promulgated thereunder. From and after the effective date of any registration statement filed by the Company under the Securities Act of 1933, as amended (the "Act"), the Company will timely file such information, documents and reports as the Commission may require under Section 13 or 15(d) (whichever is applicable) of the Exchange Act, including the rules of the Commission promulgated thereunder. Immediately upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the

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Company will forthwith upon request furnish any Stockholder (a) a written statement by the Company that it has complied with such reporting requirements,
(b) a copy of the most recent annual or quarterly report of the Company filed by the Company with the Commission, and (c) such other reports and documents filed by the Company with the Commission as such Stockholder may reasonably request. The Company acknowledges and agrees that the purposes of the requirements contained in this Section are to enable any such Stockholder to comply with the current public information requirements contained in Commission Rule 144 and Rule 144A under the Act should such Stockholder ever wish to dispose of any Company Common Stock without registration under the Act in reliance upon Rule 144 or Rule 144A (or any other similar exemptive provision). Therefore, following the completion of an initial public offering of Company Common Stock pursuant to an effective registration statement under the Act, the Company will take such measures, and file such information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 and Rule 144A under the Act (or any similar exemptive provision hereafter in effect).

3. RESTRICTIONS ON TRANSFER. Without the prior written consent of the Board of Directors of the Company (the "Board"), no Common Stockholder may sell, transfer, assign, pledge, convey, give, devise or otherwise dispose of, encumber or alienate all or any portion of such Stockholder's Company Common Stock, or any right or interest therein, whether voluntarily or by operation of law, or enter into any contract or agreement, or grant any option, with respect to the sale, transfer, assignment, conveyance or disposition of any Company Common Stock, or any right or interest therein, except as permitted or required under this Section or Section 4 hereof and in compliance with or pursuant to an exemption from all applicable state and federal securities laws. Any purported transfer in violation of the provisions of this Agreement shall be void and ineffective and shall not operate to transfer any interest in or title to such Company Common Stock to the purported transferee, and the Company shall not record any such purported transfer in its transfer records.

(a) RIGHTS OF FIRST REFUSAL. Except with respect to an offer described in
Section 4 hereof or a transfer pursuant to Section 3(c) hereof, if a Stockholder receives a bona fide offer to purchase such Stockholder's shares of Company Common Stock or any portion thereof, which offer such Stockholder desires to accept, such Stockholder (the "Offering Stockholder") shall so notify the Company and each other Stockholder in writing and deliver to each of them a copy of such offer along with, if not clearly reflected therein, the name of the offeror, the principal occupation of the offeror (or in the case of an offeror that is not a natural person, its principal line of business), the price and form of consideration offered for such shares of Company Common Stock, the number of shares of Company Common Stock in respect of which such offer is made, the date of the proposed closing and all other terms and conditions of such offer (the "Offering Notice"). In order to facilitate the prompt delivery of the Offering Notice, the Company hereby covenants to provide any Offering Stockholder access to the stock record books of the Company. Within fifteen (15) days following delivery of the Offering Notice (the "Company's Option Period"), the Company shall determine, in its sole discretion, whether it will purchase any of such shares of Company Common Stock for the same price set forth in the Offering Notice, payable on the same terms and conditions as set forth therein. The Company shall notify the Offering Stockholder and



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

each other Stockholder of its decision in writing prior to the expiration of the Company's Option Period.

If the Company elects not to purchase all of such shares of Company Common Stock, then for a period of fifteen (15) days following the expiration of the Company's Option Period (the "Common Stockholders' Option Period"), each of the other Common Stockholders shall have the option, but not the obligation, to purchase his or her pro rata portion of such shares of Company Common Stock as are not to be purchased by the Company at the same price per share and on the same terms and conditions contained in the Offering Notice. For purposes of this Agreement, a Common Stockholder's pro rata portion shall be a fraction, the numerator of which is the number of shares of Company Common Stock owned by such Common Stockholder and the denominator of which is the number of shares of Company Common Stock owned by all Common Stockholders other than the Offering Stockholder. In the event a Common Stockholder elects not to purchase his or her pro rata portion (a "Non-Purchasing Common Stockholder"), then any other Common Stockholder electing to purchase (a "Purchasing Common Stockholder") his or her pro rata portion shall also have the right, on a pro rata basis with each other Purchasing Common Stockholder, to purchase the shares constituting the pro rata portion of each Non-Purchasing Common Stockholder. All Purchasing Common Stockholders shall notify the Offering Stockholder, the Company and each other Stockholder of their decisions in writing prior to the expiration of the Common Stockholders' Option Period.

If the Company and the Common Stockholders elect not to purchase all of such shares of Company Common Stock, then for a period of fifteen (15) days following the expiration of the Common Stockholders' Option Period (the "Preferred Stockholders' Option Period"), each of the Preferred Stockholders shall have the option, but not the obligation, to purchase his or her pro rata portion of such shares of Company Common Stock as are not to be purchased by the Company and the Common Stockholders at the same price per share and on the same terms and conditions contained in the Offering Notice. For purposes of this Agreement, a Preferred Stockholder's pro rata portion shall be a fraction, the numerator of which is the number of shares of Company Preferred Stock owned by such Preferred Stockholder and the denominator of which is the number of shares of Company Preferred Stock owned by all Preferred Stockholders. In the event a Preferred Stockholder elects not to purchase his or her pro rata portion (a "Non-Purchasing Preferred Stockholder"), then any other Preferred Stockholder electing to purchase (a "Purchasing Preferred Stockholder") his or her pro rata portion shall also have the right, on a pro rata basis with any other Purchasing Preferred Stockholder, to purchase the shares constituting the pro rata portion of each Non-Purchasing Preferred Stockholder. All Purchasing Preferred Stockholders shall notify the Offering Stockholder, the Company and each other Stockholder of their decisions in writing prior to the expiration of the Preferred Stockholders' Option Period.

In the event the Company and the other Stockholders, shall have given notice as hereinabove provided to purchase all but not less than all of the shares of Company Common Stock of the Offering Stockholder, the closing of the purchase and sale of such shares of Company Common Stock shall be held at the Company's offices at 9:00 a.m. Central Time on the fiftieth (50th) day following delivery of the Offering Notice or such earlier date as the Offering Stockholder and the purchaser or purchasers of the Offered Shares may agree. At such closing, the Company or the



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other Stockholders, as the case may be, shall pay the Offering Stockholder the amount of consideration set forth in the Offering Notice, payable in accordance with the terms set forth therein, and the Offering Stockholder shall deliver to the purchaser or purchasers certificates evidencing such shares of Company Common Stock, duly endorsed for transfer to such purchaser or purchasers.

(b) SALE TO TRANSFEREE. In the event the Company and the other Stockholders do not elect to purchase all of such shares of Company Common Stock, then the Offering Stockholder may sell all such shares of Company Common Stock to the proposed transferee at the price and on the terms and conditions contained in the Offering Notice and the sale of such shares of Company Common Stock shall be conditioned upon execution by the transferee of a counterpart of this Agreement, and delivery by the transferee of an opinion of counsel reasonably satisfactory to the Company to the effect that registration of such shares of Company Common Stock is not required because of the availability of an exemption therefrom under the Act, and applicable state securities laws. If the sale of such shares of Company Common Stock to the proposed transferee is not completed within thirty (30) days after the expiration of the Preferred Stockholders' Option Period, the provisions and restrictions of this Agreement shall again apply to any proposed transfer by such Offering Stockholder of any shares of Company Common Stock owned by him.

(c) PERMITTED TRANSFEREES. A Stockholder may transfer all or any number of such Stockholder's Shares to (i) one or more of such Stockholder's lineal descendants or a trustee of a trust, custodian or guardian for the exclusive benefit of one or more of such lineal descendants, (ii) the spouse of such Stockholder, (iii) an Affiliate (as hereinafter defined) of such Stockholder or any officer or director of such Stockholder or of such Affiliate, or (iv) a charitable foundation or other organization exempt from income tax under Section 501(c)(3) of the Internal Revenue Code. For purposes of this Agreement, the term "Affiliate" shall mean, with respect to any Stockholder, any individual or entity directly or indirectly controlling, controlled by or under common control with such Stockholder.

(d) OBLIGATION OF TRANSFEREE. A transferee who takes Shares of Company Common Stock under any provision of this Section, or by descent, devise or operation of law, shall take and hold such shares of Company Common Stock subject to this Agreement and must execute a counterpart of this Agreement. Delay or failure by the Company or any other party hereto to require compliance with the preceding sentence shall not constitute a waiver of such party's rights with respect thereto and shall not constitute a waiver of the restrictions imposed hereunder on any such transferee of the shares of Company Common Stock acquired by him or her. Upon (i) the transfer of shares of Company Common Stock pursuant to this Section, or by descent, devise or operation of law, and (ii) the delivery of such counterpart, such transferee shall become and be a party to this Agreement, shall be bound by all of the provisions hereof applicable to such transferee's transferor and shall have all of the rights of such transferor (to the extent of the shares of Company Common Stock so transferred) hereunder immediately prior to such transfer. The shares of Company Common Stock so transferred pursuant to this Section, or by descent, devise or operation of law, shall be subject to all of the terms and restrictions to which such shares of Company Common Stock were subject immediately prior to such transfer.



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

(e) TERMINATION. The provisions of this Section shall terminate on the consummation of an initial public offering of shares of Company Common Stock pursuant to an effective registration statement under the Act.

4. TAG-ALONG RIGHTS.

(a) RIGHT TO PARTICIPATE. If holders of a majority of the outstanding shares of Company Preferred Stock (the "Preferred Majority") receive an offer which the Preferred Majority desires to accept, at any time or from time to time, to transfer, sell or otherwise dispose of, directly or indirectly (a "Tag-Along Sale"), ten percent (10%) or more of the outstanding shares of Company Preferred Stock, other than in a transaction pursuant to Section 3(c) hereof, whether in a single transaction or a series of related transactions, then each other Stockholder shall have the right, but not the obligation, to offer for sale to the purchaser thereof, the same proportion of the Shares owned by such Stockholder as the proposed sale represents with respect to said Shares then owned by such Preferred Majority (the "Stockholder's Allotment") and as a condition to the Tag-Along Sale, the purchaser thereof shall be required to accept such offer, subject to the closing of the Tag-Along Sale.

Any such sale by any Stockholder shall be on the same terms and conditions as the proposed Tag-Along Sale by the Preferred Majority; PROVIDED, HOWEVER, that all selling Stockholders shall share PRO RATA, based upon the number of Shares being sold by each, in any indemnity obligations and any escrow or holdback established for satisfying indemnity liabilities to the purchaser in the Tag-Along Sale (other than representations as to unencumbered ownership of and ability to transfer the Shares being sold in the Tag-Along Sale, which shall be the sole responsibility of each seller). The provisions of this Section shall apply regardless of the form of consideration received in the Tag-Along Sale.

(b) NOTICES. The Preferred Majority shall promptly provide each Stockholder with written notice (the "Tag-Along Sale Notice") not more than sixty (60) nor less than twenty (20) days prior to the proposed date of the Tag-Along Sale (the "Tag-Along Sale Date"). In order to facilitate the prompt delivery of the Tag-Along Sale Notices, the Company hereby covenants to provide the Preferred Majority access to the stock record books of the Company. Each Tag-Along Sale Notice shall set forth: (i) the name and address of each proposed transferee or purchaser of Shares in the Tag-Along Sale; (ii) the number of Shares proposed to be transferred or sold by the Preferred Majority; (iii) the proposed amount and form of consideration to be paid for such shares and the terms and conditions of payment offered by each proposed transferee or purchaser, (iv) the aggregate number of Shares held of record as of the close of business on the date of the Tag-Along Sale Notice (the "Tag-Along Notice Date") by the Stockholder to whom the notice is sent and the aggregate number of Shares outstanding on the Tag-Along Notice Date; (v) the aggregate number of Shares held of record as of the Tag-Along Notice Date by the Preferred Majority; (vi) the maximum number of Shares (the "Stockholder's Allotment") that the Stockholder to whom the notice is sent is entitled to include in the Tag-Along Sale assuming each Stockholder elected to participate in the Tag-Along Sale and elected to sell the maximum number of shares owned by each such Stockholder; (vii) confirmation that the proposed purchaser or transferee has been informed of the "Tag-Along Rights" provided for herein and has agreed to purchase Shares in accordance with the terms hereof; (viii) the Tag-Along Sale Date and (ix) confirmation that, with respect to the Shares to be acquired by the proposed transferee or purchaser, the proposed transferee or purchaser agrees in writing to be bound by, and covenants that each transferee of all such shares shall be bound by, the provisions of this Agreement as if it were the Preferred Majority.

Each Stockholder shall provide written notice of such Stockholder's intention to participate in the Tag-Along Sale (the "Tag-Along Acceptance Notice") to the Preferred Majority, no less than ten (10) days prior to the Tag-Along Sale Date. The Tag-Along Acceptance Notice shall set forth the number of Shares, if any, that such Stockholder desires to include in the Tag-Along Sale (which shall not exceed such Stockholder's Allotment) and shall also specify the aggregate number of additional Shares owned of record as of the Tag-Along Acceptance Notice Date by such Stockholder, if any, which such Stockholder desires also to include in the Tag-Along Sale ("Additional Shares") in the event that all Stockholders do not elect to participate in the Tag-Along Sale or do not elect to sell or dispose of the entire amount of their Stockholder's Allotment. In such event, the Preferred Majority shall apportion the aggregate number of Additional Shares to Stockholders whose Tag-Along Acceptance Notices specified an amount of Additional Shares, which apportionment shall be on a PRO RATA basis among such Stockholders in accordance with the number of Additional Shares specified by all such Stockholders in their Tag-Along Acceptance Notices.

The Preferred Majority shall determine the aggregate number of Shares to be sold by each participating Stockholder in any given Tag-Along Sale in accordance with the terms hereof, and the Tag-Along Acceptance Notices given by the Stockholders shall constitute their respective binding agreements to sell such shares on the terms and conditions applicable to such sale (including the requirements of this Section). If the proposed transferee or purchaser does not purchase all of such shares on the same terms and conditions applicable to the Preferred Majority (except as otherwise provided herein) then no Stockholder shall be permitted to participate in such Tag-Along Sale.

If a Tag-Along Acceptance Notice from a Stockholder is not received by the Preferred Majority within the ten (10) day period specified above, the Preferred Majority shall have the right to sell or otherwise transfer the number of Shares specified in clause (ii) of the Tag-Along Sale Notice to the proposed purchaser or transferee without any participation by such Stockholder, but only on the terms and conditions stated in such Tag-Along Sale Notice and only if such sale occurs on a date within five business days of the Tag-Along Sale Date.

(c) TERMINATION. The provisions of this Section shall terminate on the consummation of public offering of the Company Common Stock pursuant to an effective registration statement under the Act.

5. REGISTRATION RIGHTS. Each of the Stockholders shall have the registration rights ("Registration Rights") set forth in Exhibit A hereto, which is hereby incorporated herein as if set forth in full in this Agreement.



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6. RESTRICTION ON PUBLIC SALE. Anything to the contrary herein notwithstanding, in the event that the Company files a registration statement with respect to an underwritten public offering under the Act in which any class of the Company's equity securities is offered and provides a Stockholder with notice of such filing at least fifteen (15) days before the filing, no Stockholder shall effect any public sale or distribution (except pursuant to said registration statement or a binding commitment to do so prior to receipt of notice of the Company filing) of any of the shares of stock of the Company (which shares, for the purposes of this Section, shall include any and all voting securities received by such Stockholder as a stock dividend, stock split or other recapitalization or similar distribution on or in respect of the shares of stock of the Company) or any of the Company's other equity securities, or of any securities convertible into or exchangeable for such securities, during the period beginning ten (10) days before the filing of such registration statement with the Commission and ending on the later of ninety (90) days after such registration statement has become effective or ten (10) days after it has been withdrawn. After the completion of two (2) underwritten public offerings of the Company' equity securities, this Section shall cease to apply to any Stockholder who, at the time of any subsequent registration, is not an officer, director or stockholder required to be named by the Company in a registration statement on Form S-1 promulgated by the Commission.

7.       REGISTER OF SECURITIES; REMOVAL OF RESTRICTIONS ON TRANSFER; LEGENDS.

(a) REGISTER OF SECURITIES. The Company or its duly appointed agent shall maintain a register for the Shares in which it shall register the issuance and sale of all such Shares. The Company may issue stop transfer instructions to such agent and make similar notations in such register to ensure that all transfers of such securities are made in accordance with the provisions of this Agreement. All transfers of such securities shall be recorded on the register maintained by the Company or its agent, and the Company shall be entitled to regard the registered holder of such securities as the actual holder thereof until the Company or its agent is required to record a transfer of such securities on its register.

(b) REMOVAL OF TRANSFER RESTRICTIONS. The legend specified in subsection (c)(ii) of this Section shall be removed from a certificate evidencing Shares, and the Company shall issue a certificate without such legend to the owner of such Company Common Stock promptly upon delivery of such certificate to the Company following the consummation of an initial public offering of Company Common Stock pursuant to an effective registration statement under the Act.

(c) LEGENDS. All certificates evidencing the Shares subject to this Agreement shall bear substantially the following legends:

         (i) "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement for such shares under the Act or an opinion of counsel


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         satisfactory in form and content to the issuer that such registration is not required under such Act."

         (ii) "The securities represented by this certificate are subject to restrictions on transfer, as set forth in a Stockholders Agreement, as amended from time to time, between the issuer Company and the registered holder, or its predecessor in interest, and in the case of the preferred stock of the Company, that certain Preferred Stock Purchase Agreement dated as of December 28, 1999, copies of which are on file at the principal office of the issuer Company and will be furnished upon request to the holder of record of the shares represented by this certificate."

         (iii) Any legend required to be placed thereon by any applicable state securities law.

8.       GOVERNANCE; BOARD OF DIRECTORS.

(a) ELECTIONS TO BOARD. Except as provided in this Section 8(a), the Board of Directors of the Company (the "Board") shall consist of six (6) directors, three
(3) of whom shall be elected by the holders of the Company Common Stock (the "Management Directors") and three (3) of whom shall be elected by the holders of the Company Preferred Stock (the "Investor Directors"). Notwithstanding the preceding sentence, prior to the consummation of an initial public offering of Company Common Stock pursuant to an effective registration statement under the Act, in the event the Company (i) does not achieve the performance goals set by the Board in such business plans or budgets as may be approved by the Board from time to time (the "Performance Goals") or (ii) within one (1) year from the date hereof, fails to complete the Company's Internet platform as described on Exhibit B attached hereto (the "Internet Platform") to the reasonable satisfaction of HEALTHSOUTH Corporation ("HEALTHSOUTH") then, at the election of HEALTHSOUTH, the number of directors shall be increased by one (1), and the Investor Directors shall have the right to elect such additional director (the "Additional Investor Director") to fill the vacancy created by such increase. The term of such Additional Investor Director shall extend until he is removed as set forth below. The Additional Investor Director may be removed at any time, but only by the Preferred Stockholders. The failure of the Investor Directors or the Preferred Stockholders to elect the Additional Investor Director or any successor shall not constitute a waiver of such right.

(b) VACANCIES. If at any time a vacancy is created in the Board of Directors by reason of death, removal or resignation of a Management Director, the remaining Management Directors shall have the right to elect a person to fill such vacancy until the next annual meeting of the stockholders of the Company. If at any time a vacancy is created in the Board of Directors by reason of death, removal or resignation of an Investor Director, the remaining Investor Directors shall have the right to elect a person to fill such vacancy until the next annual meeting of the stockholders of the Company. If at any time a vacancy is created in the Board of Directors by reason of death, removal or resignation of the Additional Investor Director, the Preferred



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Stockholders shall have the right to elect a person to fill such vacancy until the expiration of the term of the Additional Investor Director.

(c) CERTIFICATE AND BYLAWS. Each Stockholder hereby agrees that such Stockholder shall not take any action to amend the Company's Certificate of Incorporation or the Bylaws of the Company except as provided in such Certificate of Incorporation or Bylaws.

(d) TERMINATION. The provisions of this Section shall terminate on the consummation of an initial public offering of the Company Common Stock pursuant to an effective registration statement under the Act.

9. ENFORCEMENT. The parties acknowledge that the remedy at law for any breach or violation of the provisions of this Agreement shall be inadequate and that, in the event of any such breach or violation, the Company and the Stockholders shall be entitled to injunctive relief in addition to any other remedy, at law or in equity, to which any such party may be entitled.

10. VIOLATION OF TRANSFER PROVISIONS. The Company shall not be required (a) to transfer on its books any Shares which shall have been sold, transferred, assigned or pledged in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

11. TERMINATION OF FOUNDERS STOCK AGREEMENTS. By separate instrument of even date herewith, the Founders Stock Agreements between each of Robert J. White, Jr., Brett L. Grauss and William A. Kraeling have been terminated and neither party shall have further liability thereunder.

12.      GENERAL PROVISIONS.

(a) AFTER-ACQUIRED SHARES. All of the provisions of this Agreement shall apply to (i) all of the Shares now owned or which may be transferred hereafter to, or owned by, any Stockholder and (ii) all securities and instruments (A) received by a Stockholder as a dividend on or other payment made to holders of shares of stock of the Company, or (B) issued in connection with a split of shares of stock of the Company, or as a result of any exchange for or reclassification of shares of stock of the Company, or a reorganization, recapitalization, consolidation or merger. In addition, any person or entity who does not presently own but subsequently acquires newly-issued shares or securities convertible into or exercisable or exchangeable for shares of stock of the Company may become a party to and bound by this Agreement to such extent as the Company and such person or entity may agree.

(b) RIGHTS AND OBLIGATIONS OF TRANSFEREES. If a Stockholder transfers any or all of its Shares to any person, such person and each subsequent transferee shall have the same rights hereunder as are given to such Stockholder, and shall be subject to the same obligations as are imposed upon such Stockholder by the terms hereof (and all references herein to a Stockholder shall include such transferee), unless otherwise provided herein. Any such transferee shall execute and deliver to the Stockholders and the Company an instrument acknowledging such transferee's rights and obligations hereunder to be consistent with this subsection (b). The Company will not record any transfer of Shares that was made in violation of any provision of this Agreement. Nothing herein shall permit any assignment of Stockholders rights under Section 8 hereof.

(c) OWNER OF SHARES. The person in whose name shares of stock of the Company are registered in the stock books of the Company may be treated as the owner thereof for all purposes, including without limitation, for the giving of notices under this Agreement.

(d) NOTICES. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given and made and served either by personal delivery to the person for whom it is intended or if deposited, postage prepaid, registered or certified mail, return receipt requested, in the United States mail:

         (i) if to any Stockholder, addressed to such Stockholder at its address shown on the stock register maintained by the Company, or at such other as such Stockholder may specify by written notice to the Company, or

         (ii) if to the Company:

                                     medcenterdirect.com, inc.
                                     One Capital City Plaza, Suite 1610
                                     Atlanta, Georgia  30326
                                     Attention: Robert J. White, Jr.

              or to such other address as the Company may specify by written notice to the Stockholders, with a copy to:

                                      Powell, Goldstein, Frazer & Murphy LLP
                                      191 Peachtree Street, N.E.
                                      Sixteenth Floor
                                      Atlanta, Georgia 30303
                                      Attention: Rick Miller.

Each such notice, request, consent or other communication shall be deemed to have been given upon receipt thereof or, if sooner, five (5) days after such has been deposited as described above. The addresses for the purposes of this Section may be changed by giving written notice of such change in the manner provided herein for giving notice. Unless and until such written notice is received, the address provided herein shall be deemed to continue in effect for all purposes hereunder.

(e) CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the internal laws, and not the laws of conflicts of laws, of the State of Delaware. Each of the parties to this Agreement hereby irrevocably and unconditionally agrees to be subject to, and hereby consents and submits to, the jurisdiction of the courts of the Jefferson County Alabama and of the federal courts sitting in the Northern District of Alabama.



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

(f) SEVERABILITY. The parties hereto agree that the terms and provisions in this Agreement are reasonable and shall be binding and enforceable in accordance with the terms hereof and, in any event, that the terms and provisions of this Agreement shall be enforced to the fullest extent permissible under law. In the event that any term or provision of this Agreement shall for any reason be adjudged to be unenforceable or invalid, then such unenforceable or invalid term or provision shall not affect the enforceability or validity of the remaining terms and provisions of this Agreement, and the parties hereto hereby agree to replace such unenforceable or invalid term or provision with an enforceable and valid arrangement which in its economic effect shall be as close as possible to the unenforceable or invalid term or provision.

(g) PARTIES IN INTEREST. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

(h) MODIFICATION, AMENDMENT AND WAIVER. Except as provided in Section 9 and except for modifications or amendments which make only clarifying changes or which do not increase any Stockholder's obligations hereunder or deprive any Stockholder of a benefit granted herein (which amendments may be made by the Company and the holders of a majority of the Shares), no modification, amendment or waiver of any provision of this Agreement shall be effective against or inure to the benefit of (i) any Stockholder unless approved by such Stockholder, or
(ii) the Company unless approved by its Board. The failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of any of the parties thereafter to enforce each and every provision hereof in accordance with its terms.

(i) EMPLOYMENT. Nothing herein shall be construed as creating any contract of employment between the Company and any Stockholder.

(j) INTEGRATION. This Agreement, together with Exhibit A hereto constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and negotiations with respect thereto.

(k) HEADINGS. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

(l) DISPUTE RESOLUTION; ARBITRATION.

         (i) BASIS FOR ARBITRATION. The parties hereto agree that the subject matter of this Agreement and any agreement that may be entered in connection herewith both involve and affect interstate commerce within the meaning of the commerce clause of the United States Constitution. This Section 12(l) shall be irrevocable and is binding upon the parties and is subject to being specifically enforced.

         (ii) MANDATORY ARBITRATION OF DISPUTES. All actions, disputes, claims, counterclaims or controversies arising in connection with this Agreement or in any other agreement entered by the parties in connection with this Agreement, any action taken (or any omission to take any action) in connection with any of the foregoing, any past and present agreements between or among the parties, including, without limitation, this Agreement, or any agreement entered in connection with this Agreement ("Dispute" or "Disputes") shall be resolved by binding arbitration in accordance with Title 9 of the U.S. Code and the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Defenses based on statutes of limitation, estoppel, waiver, laches and similar doctrines that would otherwise be applicable to an action brought by a party shall be applicable in any such arbitration proceeding, and the commencement of an arbitration proceeding with respect to this Agreement shall be deemed the commencement of an action for such purposes.

         (iii) SELECTION OF ARBITRATORS. Whenever an arbitration is required hereunder, three arbitrators shall be selected in accordance with the Commercial Arbitration rules of the AAA. The panel of arbitrators shall determine the resolution of the Dispute.

         (iv) PLACE OF ARBITRATION. Whenever an arbitration is required hereunder, such arbitration shall be conducted in Birmingham, Alabama.

         (v) MISCELLANEOUS. Any arbitration questions arising under this Agreement shall be governed in accordance with Title 9 of the U.S. Code. The provisions of this Section 12(l) shall survive any termination, amendment or expiration of the Agreement in which this section is contained, unless the parties otherwise expressly agree in writing. In the event of any Dispute governed by this section, each of the parties shall pay all of its own expenses, and, subject to the award of the arbitrator, shall pay an equal share of the arbitrators' fees. The arbitrator shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrators' fees and court costs) to the prevailing party. This section may be amended, changed or modified only by the express provisions of a writing which specifically refers to this section and which is signed by all the parties hereto.

(m) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                               COMPANY:

                               MEDCENTERDIRECT.COM, INC.

                               By:      /s/ Robert J. White, Jr.
                                  -----------------------------------
                               Its      President
                                  ------------------------------

                               STOCKHOLDER:

                               /s/ Robert J. White, Jr.
                               --------------------------------------------
                               Name (if an individual) Robert J. White, Jr.

                               /s/ Brett L. Grauss
                               --------------------------------------------
                               Name (if an individual) Brett L. Grauss

                               /s/ William A. Kraeling
                               --------------------------------------------
                               Name (if an individual) William A. Kraeling

                               HEALTHSOUTH Corporation

                               By:      /s/ William W. Horton
                                  -----------------------------------
                                        Name: William W. Horton
                                        Title: Senior Vice President

                               Phillip Watkins, Trustee of MVP Physicians'
                               Group, Inc. 401(k) Profit Sharing Plan,
                               f/b/o Phillip Watkins
                               --------------------------------------------

                               By:/s/ Phillip Watkins
                                  -----------------------------------
                                        Name: Phillip Watkins
                                        Title: Trustee

                               /s/ P. Daryl Brown
                               --------------------------------------------
                               Name (if an individual) P. Daryl Brown

                               Perch Bay II, LLC
                               ---------------------------------

                               By:      /s/ Curtis F. Brockelman, Jr.
                                  -----------------------------------
                                        Name: Curtis F. Brockelman, Jr.
                                        Title: Managing Partner

                               /s/ David B. Fuller
                               --------------------------------------------
                               Name (if an individual) David B. Fuller

                               /s/ Richard S. Katz
                               --------------------------------------------
                               Name (if an individual) Richard S. Katz

                               /s/ Jessica Nantz
                               --------------------------------------------
                               Name (if an individual) Jessica Nantz

                               /s/ Larry D. Striplin, Jr.
                               --------------------------------------------
                               Name (if an individual) Larry D. Striplin, Jr.

                               /s/ Larry D. Taylor
                               --------------------------------------------
                               Name (if an individual) Larry D. Taylor

                               Marin Family Limited Partnership

                               By:      /s/ Richard M. Scrushy
                                  -----------------------------------
                                        Name: Richard M. Scrushy
                                        Title: Managing Member

                               /s/ Michael D. Martin
                               --------------------------------------------
                               Name (if an individual) Michael D. Martin

                               Richard M. Scrushy Charitable
                               Foundation, Inc.

                               By:      /s/ Richard M. Scrushy
                                  -----------------------------------
                                        Name: Richard M. Scrushy
                                        Title: President

                               /s/ James P. Bennet
                               --------------------------------------------
                               Name (if an individual) James P. Bennet

                               /s/ William G. Hicks
                               --------------------------------------------
                               Name (if an individual) William G. Hicks

                               /s/ John W. McRoberts
                               --------------------------------------------
                               Name (if an individual) John W. McRoberts

                               /s/ Russell H. Maddox
                               --------------------------------------------
                               Name (if an individual) Russell H. Maddox

                               /s/ William T. Owens
                               --------------------------------------------
                               Name (if an individual) William T. Owens

                               The Joel Company

                               By:      /s/ Robert A. Gordon
                                  -----------------------------------
                                        Name: Robert A. Gordon
                                        Title: Partner

                               Gordon Family Trust

                               By:      /s/ D.E. Nauss
                                  -----------------------------------
                                        Name: D.E. Nauss
                                        Title: Trustee

                               /s/ Eric R. Hanson
                               --------------------------------------------
                               Name (if an individual) Eric R. Hanson

                               /s/ William J. Razzook
                               --------------------------------------------
                               Name (if an individual) William J. Razzook

                               /s/ Daniel J. Riviere
                               --------------------------------------------
                               Name (if an individual) Daniel J. Riviere

                               /s/ Robert E. Thomson
                               --------------------------------------------
                               Name (if an individual) Robert E. Thomson

                               /s/ Swaid N. Swaid
                               --------------------------------------------
                               Name (if an individual) Swaid N. Swaid

                               /s/ Benson R. McLendon, Jr.
                               --------------------------------------------
                               Name (if an individual) Benson R. McLendon, Jr.

                               /s/ Patrick A. Foster
                               --------------------------------------------
                               Name (if an individual) Patrick A. Foster

                               /s/ Gerald P. Scrushy
                               --------------------------------------------
                               Name (if an individual) Gerald P. Scrushy

                               /s/ George H. Strong
                               --------------------------------------------
                               Name (if an individual) George H. Strong

                               /s/ Mary L. Chamberlin
                               --------------------------------------------
                               Name (if an individual) Mary L. Chamberlin

                               /s/ Faith Deigan
                               --------------------------------------------
                               Name (if an individual) Faith Deigan

                               Acacia Venture Partners II, L.P.

                               By:      Acacia Management, LLC
                                  -----------------------------------
                               Its      General Partner
                                  ------------------------------
                               By:      /s/ C. Sage Givens
                                  -----------------------------------
                               Its      Manager

                               New Enterprise Associates 9, LP

                               By:      /s/ Nancy Dorman
                                  -----------------------------------
                                        Name: Nancy Dorman
                                        Title: General Partner

                               /s/ Charles A. Stark
                               --------------------------------------------
                               Name (if an individual) Charles A. Stark
                                                      ---------------------

                               /s/ Terry Maxhimer
                               --------------------------------------------
                               Name (if an individual) Terry Maxhimer
                                                      ---------------------

                               /s/ H. Sonny Crumpler
                               --------------------------------------------
                               Name (if an individual) H. Sonny Crumpler
                                                      ---------------------

                               /s/ David A. Jayne
                               --------------------------------------------
                               Name (if an individual) David A. Jayne
                                                      ---------------------

                               /s/ Malcolm E. McVay
                               --------------------------------------------
                               Name (if an individual) Malcolm E. McVay
                                                      ---------------------

                               /s/ Vincent O. Nico
                               --------------------------------------------
                               Name (if an individual) Vincent O. Nico
                                                      ---------------------

                               /s/ Thomas Wilson Carman
                               --------------------------------------------
                               Name (if an individual) Thomas Wilson Carman
                                                      ---------------------

                               /s/ Weston L. Smith
                               --------------------------------------------
                               Name (if an individual) Weston L. Smith
                                                      ---------------------

                               /s/ Richard E. Botts
                               --------------------------------------------
                               Name (if an individual) Richard E. Botts
                                                      ---------------------

                               /s/ Michael A. Chandler
                               --------------------------------------------
                               Name (if an individual) Michael A. Chandler
                                                      ---------------------

                               /s/ Sharon B. Faulkner
                               --------------------------------------------
                               Name (if an individual) Sharon B. Faulkner
                                                      ---------------------

                               /s/ Jack H. Hawkins
                               --------------------------------------------
                               Name (if an individual) Jack H. Hawkins
                                                      ---------------------

                               /s/ Lincoln S. Mendez
                               --------------------------------------------
                               Name (if an individual) Lincoln S. Mendez
                                                      ---------------------

                               /s/ Mary K. Moscato
                               --------------------------------------------
                               Name (if an individual) Mary K. Moscato
                                                      ---------------------

                               /s/ William W. Horton
                               --------------------------------------------
                               Name (if an individual) William W. Horton
                                                      ---------------------

                               /s/ Mark J. Tarr
                               --------------------------------------------
                               Name (if an individual) Mark J. Tarr
                                                      ---------------------

                               /s/ Ken K. Livesay
                               --------------------------------------------
                               Name (if an individual) Ken K. Livesay
                                                      ---------------------

                               /s/ Linda Masone Wilder
                               --------------------------------------------
                               Name (if an individual) Linda Masone Wilder
                                                      ---------------------

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first written above:


                               Series B Preferred Stock:


                               /s/
                               --------------------------------------------
                               Stanley Keith Lochridge IRA Rollover



                               Series C Preferred Stock:


                               /s/
                               --------------------------------------------
                               Robert Coe


                               /s/
                               --------------------------------------------
                               Hurley Knott, M.D.

                                    EXHIBIT A

                               REGISTRATION RIGHTS

1. DEFINITIONS. Terms defined in the foregoing Stockholders Agreement (the "Agreement") are used as therein defined unless otherwise defined in this Exhibit A. In addition, the following terms shall have the meanings indicated:

         "Commission" means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same may be in effect from time to time.

         "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented, including, without limitation any post-effective amendments and all material incorporated by reference in such prospectus.

         "Registrable Securities" means all Company Common Stock including Company Common Stock issuable upon conversion of Company Preferred Stock.

         "Registration" means any registration of shares of Stock of the Company pursuant to Section 2 or 3 hereof.

         "Registration Statement' shall mean any registration statement under the Securities Act which covers any Company Common Stock, including any Company Common Stock issuable upon conversion of Company Preferred Stock, and any amendments or supplements thereto.

         "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

2. DEMAND REGISTRATION AND QUALIFICATION. HEALTHSOUTH may, at its option, at any time after the completion by the Company of an initial public offering of equity securities (pursuant to an effective registration statement under the Securities
Act), require the Company to use its reasonable best efforts to effect a registration of Registrable Securities held by HEALTHSOUTH under the Securities Act and to qualify such Registrable Securities under the securities or blue sky laws of any United States jurisdiction requested by HEALTHSOUTH, and HEALTHSOUTH shall specify in a notice to the Company whether the manner of sale of the Registrable Securities shall involve an underwritten public offering (a "Demand Registration"); PROVIDED, HOWEVER, that the Company shall not be required to effect such Registration unless the Company is requested to do so with respect to at least fifty percent (50%) of the Registrable Securities held by HEALTHSOUTH and, in the case of an underwritten public offering, such Registration is to be managed by an underwriter acceptable to the Company in its reasonable discretion; at its option, the Company shall not be required to effect such Registration for a period not to exceed six (6) months immediately following the date on which a public offering of equity securities of the Company (pursuant to an effective registration statement under the Securities Act) is commenced, if such public offering is commenced prior to the date of a request for a Demand Registration; PROVIDED, FURTHER, that, in the case of an underwritten public offering, if, in the opinion of an independent investment banking firm selected by the Company, such registration would, if not deferred, materially and adversely affect a proposed business or financial transaction of substantial importance to the Company's financial condition, the Company may defer such registration for a single period (specified in such notice) of not more than one hundred eighty (180) days with respect to each such registration; and the Company shall not be required to effect a registration of Registrable Securities under this Section more than (A) once in any twelve (12) month period, or (B) two times in the aggregate; PROVIDED, HOWEVER, if HEALTHSOUTH is unable to sell at least seventy-five percent (75%) of the amount of Registrable Securities requested by HEALTHSOUTH, due to under subscription, the reduction in Registrable Securities being offered on the recommendation of the underwriter, or any other reason, such Demand Registration shall not be counted for the purposes of determining the aggregate number of Demand Registrations made by HEALTHSOUTH.

3. PIGGY-BACK REGISTRATION AND QUALIFICATION. If the Company or any security holder of the Company at any time shall determine, at any time after the completion by the Company of an initial public offering of equity securities under the Securities Act, to register any of the Company's equity securities under the Securities Act (except for shares issuable solely upon the exercise of stock options, or shares issuable solely pursuant to employee benefit plans) on any form other than Form S-4 or S-8 (or any similar form then in effect), whether or not for sale for its own account, and if the registration form proposed to be used may be used for the registration of Registrable Securities, the Company will each such time give written notice to each Stockholder of its intention to do so, not less than sixty (60) days prior to such proposed registration, which notice shall describe in reasonable detail the proposed registration and distribution. Upon the written request of a Stockholder to register Registrable Securities and specifying the Registrable Securities requested by such Stockholder to be registered, made within thirty (30) days after the receipt of any such notice other, the Company will use its reasonable best efforts to cause all such Registrable Securities as to which such Stockholder has requested registration ("Piggy-Back Shares") to be registered under the Securities Act and qualified under the securities or blue sky laws of any jurisdiction requested by such Stockholder (a "Piggy-Back Registration"), with the other securities the Company proposes to register at the time, so as to permit the sale or other disposition of such Registrable Securities. Notwithstanding anything to the contrary in this Section 3, the Company shall have the right to discontinue any Piggy-Back Registration at any time prior to the effective date of such Piggy-Back Registration if the registration of the other securities giving rise to such Piggy-Back Registration rights is discontinued.

4. CERTAIN LIMITATIONS ON PIGGY-BACK REGISTRATION RIGHTS. In the case of a Piggy-Back Registration, if the Company has determined to enter into an underwriting agreement in connection therewith, all Registrable Securities to be included in such Registration shall be subject to such underwriting agreement, and a Stockholder may not participate in such Registration unless such Stockholder agrees to sell its Registrable Securities on the basis provided in the underwriting arrangements approved by such holders and completes and/or executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other reasonable documents which must be executed under the terms of such underwriting arrangements.

5. ALLOCATION OF SECURITIES INCLUDED IN REGISTRATION STATEMENT. If the managing underwriter for any Registration shall advise the Company in writing that the inclusion in such Registration of some or all of the Registrable Securities sought to be registered creates a substantial risk that the proceeds or price per share the Sellers (as hereinafter defined) will derive from such Registration will be reduced or that the number of securities to be registered (including those sought to be registered at the instance of the Company and any other party entitled to participate in such Registration) is too large a number to be reasonably sold, then the number of securities sought to be registered shall be reduced in accordance with this Section 5. For purposes of this Section 5, the term "Seller" shall mean and include the Company and each holder of securities (including, but not necessarily limited to, Registrable Securities) seeking to participate in the subject Registration.

(A) DEMAND REGISTRATION. In the case of a Demand Registration which involves an underwritten public offering, the number of securities sought to be registered by each Seller shall be reduced to the amount necessary to reduce the number of securities to be registered to the number recommended by the managing underwriter (the "Recommended Number") as follows: (i) first, the number of securities proposed to be registered by the Company shall be reduced to zero, if necessary; and (ii) second, each Seller may sell that proportion of Recommended Number to be sold in the proposed distribution which the number of securities proposed to be sold by such Seller bears to the aggregate number of securities proposed to be sold by all Sellers.

(b) PIGGY-BACK REGISTRATION. (i) In the case of a Piggy-Back Registration in which HEALTHSOUTH participates, the Company and each Seller may sell that proportion of the securities to be sold in the proposed distribution which the number of securities proposed to be sold by such Seller bears to the aggregate number of securities proposed to be sold by all Sellers (including the Company); and (ii) in the case of a Piggy-Back Registration initiated by the Company, the Company shall first include in such registration the shares of Company Common Stock that the Company initially proposed to sell in such Registration and then include in such registration shares of Company Common Stock held by each other Seller, pro rata based upon the number of shares of Company Common Stock proposed to be sold pursuant to the Registration in relation to the aggregate number of shares of Company Common Stock proposed to be sold by all Sellers other than the Company.

If on any occasion of registration in which the Company proposes to file a registration statement under the Securities Act with respect to the proposed sale of Common Stock pursuant to a fully-underwritten public offering, and the managing underwriter shall request an agreement by the Sellers (as defined in this Section 5) not to sell any of the Registrable

Securities so held by each Seller for a period of ninety (90) days (or such greater period, not to exceed one hundred eighty (180) days, as the managing underwriter may request), after the effectiveness of any such registration statement in order to effect an orderly public distribution thereof, then the Sellers shall agree to enter into and execute such an agreement with such managing underwriter and the Company pertaining to a restriction on the transfer of any securities of the Company during such period. Each Seller further agrees, upon request of the managing underwriter, to enter into and execute an agreement with such managing underwriter and the Company pursuant to the terms of which each Seller will agree not to transfer any securities of the Company during the seven (7) day period immediately preceding the effectiveness of such registration statement or the pricing of such offering.

         6. REGISTRATION PROCEDURES. In connection with the Company's obligation to file a Registration Statement pursuant to Section 2 or Section 3 hereof, the Company will use its reasonable best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto, the Company will as expeditiously as possible:

                  (a) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, furnish to the holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders and underwriters;

                  (b) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities to be registered and such amendments and post-effective amendments to any Registration Statement, and such supplements to the Prospectus, as may be reasonably required by any underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for registration or otherwise necessary to keep the Registration Statement effective for the applicable period and cause the Prospectus as so supplemented to be filed as required pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (c) notify the selling holders of Registrable Securities and managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing:

                           (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

                           (ii) of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information,

                           (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,

                           (iv) if at any time the representations and warranties of the Company in connection with the transactions contemplated hereby cease to be true and correct,

                           (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

                           (vi) of the existence of any fact which results in the Registration Statement, the Prospectus or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

                  (e) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold pursuant to a Registration Statement, incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority in the number of shares of the Registrable Securities being sold reasonably agree should be included therein relating to the sale of the Common Stock, and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  (f) furnish to each selling holder of Registrable Securities and each managing underwriter, without charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) and as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request;

                  (g) prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement, provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

                  (h) if any fact contemplated by subsection (c)(vi) above shall exist, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (i) enter into such agreements (including, in the case of an underwritten public offering, an underwriting agreement containing such terms and conditions as are customary for such offerings) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection:

                           (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings, and

                           (ii) obtain opinions of counsel to the Company, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, addressed to the underwriters, if any, covering matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters, the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

                  (j) make available for inspection by a representative of the holders of a majority in the number of shares of the Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by the sellers or underwriter, all financial and other records, pertinent corporate documents and properties of the Company reasonably requested by any such holder, underwriter, attorney or accountant, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the Registration, provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order;

                  (k) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, earnings statements satisfying the provisions of
Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of any twelve (12)-month period (or ninety [90] days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in an underwritten offering.

7.       POSTPONEMENT EVENTS.

(a) The Company shall be entitled to postpone for a reasonable period of time (not exceeding sixty [60] days) the filing (but not the preparation) of any Registration Statement otherwise required to be prepared and filed by it pursuant to the terms of this Agreement if, at the time the Company receives a request for such registration, the Company is in possession of material non-public information that would be required to be disclosed in a Registration Statement, but that has not been and would otherwise not then be disclosed to the public, and the Company deems disclosure not to be in the best interests of the Company and its Stockholders. The Company shall be entitled to postpone the filing of such a Registration Statement for additional thirty (30) day periods (not to exceed in any event an aggregate of ninety [90] days) if it delivers to the Stockholders an opinion of counsel to the effect that there is a reasonable likelihood that the filing of a Registration Statement would result in the disclosure of material non-public information that would be required to be disclosed in a Registration Statement, the disclosure of which at such time appears not to be in the best interests of the Company and its Stockholders;

(b) The Company shall be entitled to postpone for a reasonable period of time (not exceeding sixty [60] days) the distribution of preliminary or final prospectuses under any Registration Statement required to be prepared and filed by it pursuant hereto, if at the time such distribution would otherwise be made, the Company is engaged in an issuer tender offer within the meaning of Section 13(e) of the Exchange Act for securities of the same class (within the meaning of the Exchange Act) as the Registrable Securities that are proposed to be registered, unless the holders of the Registrable Securities proposed to be registered can obtain an opinion of counsel to the effect that the staff would not recommend enforcement action to the Commission if offers or sales were made pursuant to a prospectus under such circumstances; and

(c) The Company shall be entitled to postpone for a reasonable period of time (not exceeding sixty [60] days) the effectiveness (but not the filing or preparation) of any Registration Statement otherwise required to be prepared and filed by it pursuant to the terms of this Agreement if, within ten (10) days after it receives a request for a registration pursuant hereto, the Company's investment banking firm determines (and the Company so notifies the Stockholders) that, in its judgment, such registration and offering would materially interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company that before such request was made the Board of Directors of the Company had agreed by resolution to pursue.

10. ADDITIONAL INFORMATION. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

11. DISCONTINUANCE OF DISPOSITION. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(c)(vi) hereof, such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6 hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

12.      REGISTRATION EXPENSES

                  (l) All expenses incident to the Company's performance of or compliance with this Exhibit A, including without limitation:

                           (i) all registration and filing fees (including filings required to be made with the National Association of Securities Dealers);

                           (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may reasonably designate);

                           (iii) printing, copying, messenger, telephone, facsimile and delivery expense;

                           (iv) fees and disbursements of counsel for the Company;

                           (v) fees and disbursements of a independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

                           (vi) underwriting discounts or other fees and expenses of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities; and

                           (vii) fees and expenses of other Persons retained by the Company

(all such expenses being herein called "Registration Expenses"), will be borne by the Company.

         The Company will pay all internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or related duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, and the fees and expenses of any Person, including special experts, retained by the Company.

13.      INDEMNIFICATION.

                  (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each holder of Registrable Securities, its officers, directors, employees and agents and each Person who controls such holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person being sometimes hereinafter referred to as an "Indemnified Holder") from and against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such holder expressly for use therein; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus would have corrected such untrue statement or omission; and, PROVIDED FURTHER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the Person asserting such loss, claim, damage, liability or expense who purchased such Registrable Security which is the subject thereof from such holder. This indemnity will be in addition to any liability which the Company may otherwise have.

         If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity might be sought from the Company, such Indemnified Holder shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Holder and the payment of all expenses. Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Holder unless (x) the Company has agreed to pay such fees and expenses, (y) the Company shall have failed to assume the defense of such action or proceeding and has failed to employ counsel reasonably satisfactory to such Indemnified Holder in any such action or proceeding or (z) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Holder and the Company and such Indemnified Holder shall have been reasonably advised by counsel that there may be one or more legal defenses available to such Indemnified Holder which are in conflict with, those available to the Company (in which case, if such Indemnified Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder and any other Indemnified Holders, which firm shall be designated in writing by such Indemnified Holder) and reasonably acceptable to the Company. The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, which shall not be unreasonably withheld, but, if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment.

                  (b) INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES. Each holder of Registrable Securities agrees to indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such holder, but only with respect to information relating to such holder furnished in writing by such holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling Person, in respect of which indemnity may be sought against a holder of Registrable Securities, such holder shall have the rights and duties given the Company, and the Company or its directors or officers or such controlling Person shall have the rights and duties given to each holder by the preceding subsection (a). In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

                  (c) CONTRIBUTION. If the indemnification provided for in this
Section 8 is unavailable to an indemnified party under Section 13(a) or Section 13(b) hereof (other than by reason of conditions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 13(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

         The Company and each holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 13(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 13(c), an Indemnified Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by such Indemnified Holder or its affiliated Indemnified Holders and distributed to the public were offered to the public exceeds the amount of any damages which such Indemnified Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

14. RULE 144. If the Company shall be subject to the reporting requirements of
Section 13 of the Exchange Act, the Company will timely file all reports required to be filed from time to time with the Commission (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act). After the consummation of an initial public offering of the Company Common Stock under the Securities Act, if there is a public market for any securities of the Company at any time that the Company is not subject to the reporting requirements of either of said Section 13 or 15(d), the Company will, upon the request of any holder of any warrant or restricted Stock, use its best efforts to make publicly available the information concerning the Company referred to in subparagraph (c)(2) of said Rule 144. The Company will furnish to each holder of any warrant or restricted Stock, promptly upon request, (a) a written statement of the Company's compliance with the requirements of subparagraph (c)(1) or (c)(2), as the case may be, of said Rule 144 and (b) written information concerning the Company sufficient to enable such holder to complete any Form 144 required to be filed with the Commission pursuant to said Rule 144.

                                    EXHIBIT B

                                INTERNET PLATFORM

The following sets forth a description of the functions which must be operational in the Company's internet based business-to-business e-commerce medical product procurement system in order for the Company to have completed the "Internet Platform," as described in the foregoing Stockholder's Agreement:

1. A qualified user must be able to search HEALTHSOUTH's product catalog for medical systems;

2. The system must produce an automated requisition form to request medical products;

3.  The system must issue a purchase order for desired medical products;

4. The system must transmit a purchase order to the appropriate vendor for fulfillment;

5.  The system must provide automatic electronic invoicing to HEALTHSOUTH; and

6. The system must enable HEALTHSOUTH to monitor status of shipment through delivery.